SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 16, 1999

American Mortgage Acceptance Company
(Exact Name of Registrant as Specified in Charter)

Massachusetts
(State or other Jurisdiction of Incorporation)


0-23972                       13-6972380
(Commission File Number)      (IRS Employer Identification Number)

625 Madison Avenue, New York, NY 10022
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (212) 421-5333

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

On December 16, 1999, the Board of Trustees of American Mortgage Acceptance Company ("AMAC") accepted the resignation of J. Michael Fried from the positions of Chairman of the Board of Trustees and Chief Executive Officer. The Board then unanimously named Stuart J. Boesky Chairman of the Board of Trustees and Chief Executive Officer in Mr. Fried's place. Mr. Boesky is currently the President and Chief Operating Officer of AMAC. With his new appointment, Mr. Boesky will cease to fill the position of Chief Operating Officer.

Mr. Boesky's term as Chairman of the Board of Trustees will expire in 2000.

A biography for Mr. Boesky is set forth in AMAC's Proxy Statement dated February 11, 1999 as well as in the press release attached as an exhibit to this 8-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a).	Financial Statements
    	Not Applicable

(b).	Pro Forma Financial Information
    	Not Applicable

(c).	Exhibits
    	99.1    December 22, 1999 Press Release
             "American Mortgage Acceptance Company Elects
              Stuart J. Boesky Chief Executive Officer and Chairman of the Board of Trustees."

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



American Mortgage Acceptance Company
(Registrant)





BY:	/s/ Stuart J. Boesky
	Stuart J. Boesky
 Chairman, President & CEO

January 4, 2000

EXHIBIT 99.1


AT THE COMPANY  	               AT THE FINANCIAL RELATIONS BOARD
Brenda Abuaf					              	General Info: Paul Henning
Director of						               Analyst Info: Pamela K. Belfor
Shareholder Services					       Media Info: Martin Gitlin
(800) 831-4826						            (212) 661-8030

AMERICAN MORTGAGE ACCEPTANCE COMPANY
ELECTS STUART J. BOESKY CHIEF EXECUTIVE OFFICER
AND CHAIRMAN OF THE BOARD OF TRUSTEES


NEW YORK, NY- December 22, 1999- The Board of Trustees of American Mortgage Acceptance Company ("AMAC") (AMEX:AMC) has announced that Stuart J. Boesky has been elected Chairman of the Board of Trustees and Chief Executive Officer of AMAC. Additionally, Mr. Boesky has been appointed to the position of Chief Executive Officer of Related AMI Associates, Inc. Mr. Boesky will succeed
J. Michael Fried who has resigned these positions. The Board has unanimously endorsed Mr. Boesky's appointments.

Mr. Boesky has been the President of AMAC since its inception. He has 21 years of real estate experience, 14 of which have been with Related Capital Company. Mr. Boesky will continue to serve in the capacity of President of AMAC.

Commenting on his appointment, Stuart J. Boesky said, "I am very pleased to have the support of the Board of Trustees as the Company is aggressively implementing its new business plan. I am happy to be leading AMAC's management team at a time when we are anticipating an acceleration of AMAC's growth for the year 2000 in order to achieve our investment goals. Additionally, we wish Mr. Fried success in his endeavors."

AMAC is a Real Estate Investment Trust ("REIT") that specializes in 1) the origination of participating FHA insured multifamily mortgages, 2) the origination of construction and permanent mortgage financing for affordable multifamily housing pursuant to a venture with Fannie Mae, and 3) the acquisition of subordinated interests in CMBS.

AMAC is managed by a three-member Board of Trustees, which has delegated daily management to Related AMI Associates, Inc., an affiliate of Related Capital Company ("RCC"), a nationwide fully integrated real estate financial services firm. Since 1972, RCC and its affiliates have raised over $4 billion in equity from over 106,000 investors to acquire a portfolio of over 1,000 properties, bonds and mortgages with a value, at cost, of approximately $9 billion.

Certain items in this press release may constitute forward-looking statements within the meaning of the Private Litigation Reform Act of 1995 and as such may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements express or implied by such forward-looking statements, including without limitation those set forth in AMAC's Solicitation Statement dated February 11, 1999. Such forward-looking statements speak only as of the date of this press release. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any changes in the Company's expectations with regard thereto or change in events, conditions or circumstances on which any such statement is based.